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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 7, 2000


                          FIRST MUTUAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


        WASHINGTON                     000-28261                 91-2005970
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


 400 108TH AVENUE N.E., BELLEVUE, WASHINGTON                  98004
  (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (425) 455-7300


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     The following description of the capital stock of First Mutual Bancshares, Inc. (the "Registrant"), updates and supersedes the description of capital stock contained in the Registrant's Registration Statement on Form F-1 filed with the Federal Deposit Insurance Corporation (FDIC Certificate No. 19835-8), dated November 5, 1985, including any amendments or reports filed prior to the date hereof for the purpose of updating such description. The following description is a summary, does not purport to be complete or to give a complete description of applicable statutory or common law, and is subject in all respects to the applicable provisions of law, and to the Company's Articles of Incorporation and Bylaws, which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

     The Registrant's authorized capital stock consists of 10,000,000 shares of common stock, $1.00 par value per share, and 10,000,000 shares of serial preferred stock, $1.00 par value per share.

COMMON STOCK

     Holders of the Registrant's common stock have no cumulative voting rights and no preemptive or conversion rights. There are no redemption or sinking fund provisions available to the common stock. All outstanding shares of common stock are fully-paid and non-assessable. Holders of common stock are entitled to one vote for each share of common stock held. Taking into consideration preferences that may be applicable to any then-outstanding serial preferred stock, holders of common stock will be entitled to receive ratably any dividends that may be declared by the Registrant's Board of Directors out of funds legally available for these dividends. The Board of Directors may also declare and pay stock dividends. In the event of a liquidation, dissolution or winding up of the Registrant, holders of common stock, and of any class or series of stock entitled to participate with the common stock, will be entitled to share ratably in all assets, in cash or in kind, remaining after payment of all debts and liabilities of the Registrant and any liquidation preference to any then-outstanding holders of serial preferred stock. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

SERIAL PREFERRED STOCK

     The Registrant's Articles of Incorporation authorize the Board of Directors by resolution or resolutions to issue preferred stock in one or more classes or series. The Registrant's Board of Directors is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences and any other rights, qualifications, limitations and restrictions applicable to each class or series of serial preferred stock. The issuance of serial preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could adversely affect the voting power of the holders of the Registrant's common stock and could make it more difficult for a third party to gain control of the Registrant, discourage bids for the Registrant's common stock at a premium, or otherwise adversely affect the market price of the Registrant's common stock. The Registrant currently has no serial preferred stock outstanding and no plans to issue any serial preferred stock.

CLASSIFICATION OF BOARD OF DIRECTORS

     The Registrant's Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in size as possible. The members of each class shall be elected by the shareholders for a term of three years and until their successors are elected and have qualified. One class shall be elected annually.

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BUSINESS COMBINATION STATUTE

     The Washington Business Corporation Act (the "Corporation Act"), Section 23B.19 of the Revised Code of Washington, prohibits a "target corporation," with some exceptions, from engaging in "significant business transactions," such as a merger or sale of assets with an "acquiring person" who acquires more than 10% of the voting securities of the target corporation for a period of five years after the acquisition of the voting securities, unless the transaction is approved by the majority of the members of the target corporation's board of directors prior to the date of the transaction. The Registrant is a "target corporation" within the meaning of and is subject to this statute.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statement of businesses acquired:  not applicable

         (b)      Pro forma financial information:  not applicable

         (c)      Exhibits:

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EXHIBIT NO.    DESCRIPTION
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4.1            Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 1999).
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4.2            Bylaws of the Registrant (incorporated by reference to Exhibit
               3.4 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 1999).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 7, 2000                     FIRST MUTUAL BANCSHARES, INC.
                                       -----------------------------
                                               (Registrant)


                                       By: /s/ John R. Valaas
                                          --------------------------
                                          Name: John R. Valaas
                                          Title: President, Chief Executive and
                                                 Director


                                       3

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EXHIBIT NO.    DESCRIPTION
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4.1            Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 1999).
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4.2            Bylaws of the Registrant (incorporated by reference to Exhibit
               3.4 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 1999).
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